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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 16, 2002


                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       0-21229                   36-3640402
 (State or other juris-          (Commission file             (IRS employer
diction of incorporation)            number)             identification number)


                             28161 North Keith Drive
                           Lake Forest, Illinois 60045
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (847) 367-5910

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Item 5. Other Events

     On August 22, 2002, Stericycle, Inc. (the "Company") announced that on August 16 and August 21, 2002, it repurchased a total of $8.9 million in principal amount of its 12-3/8% senior subordinated notes due 2009. The repurchases were made at prevailing market prices in privately negotiated transactions with three note holders, two of which were investment funds associated with Bain Capital, LLC. In connection with these repurchases, Stericycle paid a premium of slightly over $1.0 million in addition to the principal amount of the notes. This premium will be recorded as a one-time interest expense during the quarter ending September 30, 2002.

     A copy of the Company's press release is filed as an exhibit to this Report.

Item 7. Financial Statements and Exhibits

     The following exhibit is filed with this Report:

     Exhibit    Description
     -------    -----------
      99.1      Press Release dated August 22, 2002


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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 30, 2002.
                                       Stericycle, Inc.

                                       By /s/ Frank J.M. ten Brink
                                       ---------------------------------
                                       Frank J.M. ten Brink
                                       Executive Vice President and
                                         Chief Financial Officer

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